UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 25, 2025

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2727 North Loop West

Houston, Texas 77008

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 31, 2025, Quanta Services, Inc. (the “Company” or “Quanta”) issued a press release announcing its results for the fiscal quarter ended June 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

Quanta’s Second Quarter 2025 Operational and Financial Commentary, dated July 31, 2025, prepared by the Company and relating to its results for the fiscal quarter ended June 30, 2025, as noted in the press release described in Item 2.02 above, will be posted to the Company’s website at www.quantaservices.com under the “Financial Info” area of the Investor Relations section. Investors should note that Quanta announces financial information in its documents filed with the Securities and Exchange Commission, its press releases, its public conference calls, as well as on its website. Quanta may use the Investor Relations and other sections of its website to communicate with investors and it is possible that the financial and other information posted there could be deemed to be material information.

Additionally, on July 31, 2025, the Company issued a press release announcing the Transaction (as defined below). A copy of the press release is being furnished herewith as Exhibit 99.2.

The information furnished in Item 7.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On July 25, 2025, the Company, through QSI Holdings IV, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “Purchaser”), acquired 100% of the ownership interests of Dynamic Systems (DSI), LLC, a Delaware limited liability company (formerly Dynamic Systems, Inc., a Texas corporation) (“Dynamic Systems”) (the “Transaction”) from FGI Group, Inc., a Texas corporation (“FGI”). The Transaction was consummated pursuant to that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated as of the same date, by and among the Purchaser and FGI, as well as the Company and certain shareholders of FGI, solely for the limited purposes set forth in the Purchase Agreement.

The aggregate purchase price for the Transaction is an amount of up to $1,566,000,000, comprised of $1,350,000,000 in base consideration (subject to certain closing and post-closing deductions and adjustments) and an earnout of up to $216,000,000, which is subject to Dynamic Systems’ achievement of certain financial performance targets during a designated post-acquisition period. Pursuant to the Purchase Agreement, $202,500,000 of the base consideration was paid in the form of shares of common stock of the Company (valued pursuant to a mutually agreed method as of the execution of the Purchase Agreement), and the remainder of the base consideration was paid in cash.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated July 31, 2025

99.2	Press Release of Quanta Services, Inc. dated July 31, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2025	Quanta Services, Inc.

	By:	/s/ Paul M. Nobel
	Name:	Paul M. Nobel
	Title:	Senior Vice President and Chief Accounting Officer